[graph]             ANNUAL MEETING AGENDA

- WELCOME AND INTRODUCTIONS

- VOTING AND LEGAL MATTERS

- OUR FOCUS

     - Building America's Premier Community Banking and
       Financial Services Company

- OUR FUNDAMENTALS

     - Growth, Returns and Building Value

- OUR FUTURE

     - Gold Banc in the New Millennium

                    WELCOME AND INTRODUCTIONS
                    VOTING AND LEGAL MATTERS


                             [graph]

                          GOLD BANC SM

                            OUR FOCUS

              BUILDING AMERICA'S PREMIER COMMUNITY
             BANKING AND FINANCIAL SERVICES COMPANY



                          GOLD BANC SM

[graph]             OUR COMMUNITY BANKING MODEL

- LOCAL DECISION MAKING, LOCAL DIRECTORS;

- EMBRACE THE SOCIAL, CIVIC AND ECONOMIC RESPONSIBILITIES OF THE
  COMMUNITIES THAT WE SERVE (45 COMMUNITIES; 70 LOCATIONS; 4
  STATES);

- FOCUS ON "MAIN STREET" AMERICA - MIDDLE MARKET CUSTOMERS
  (REVENUE UP TO $200M);

- CROSS-SELL  GOLD'S FULL ARRAY OF PRODUCTS (TRUST, INSURANCE,
  BROKERAGE, INVESTMENT ADVISORY).

[graph]           OUR FINANCIAL SERVICES MARKET

                             [graph]

[graph]             WHAT MAKES OUR MODEL WORK?

CUSTOMERS HAVE 24-HOUR A DAY ACCESS TO US:

     - in person;

     - by telephone;

     - by computer.

CUSTOMERS RECEIVE RESPONSIVE SERVICE:

     - Decentralized decision making;

     - Centralized operational support and roll-out of new products and services allow our bankers to focus on sales and customer service;

                        OUR FUNDAMENTALS

               GROWTH, RETURNS AND BUILDING VALUE

                             [graph]

                          GOLD BANC SM

[graph]              GROWING TOTAL ASSETS
           (as reported, before pooling restatements)

                             [graph]

[graph]                INCREASING NET INCOME
           (as reported, before pooling restatements)


                             [graph]

 [graph]             GROWING EARNINGS PER SHARE
           (as reported, before pooling restatements)

                             [graph]

[graph]            DEVELOPING NON-INTEREST INCOME
            NON-INTEREST INCOME TO NET INTEREST INCOME
            (as reported, before pooling restatements)

                             [graph]

[graph]             ENHANCING RETURN ON ASSETS
           (as reported, before pooling restatements)

                             [graph]

[graph]               BUILDING RETURN ON EQUITY
           (as reported, before pooling restatements)

                             [graph]

[graph]                 STRONG CAPITAL BASE
           (as reported, before pooling restatements)

                             [graph]

[graph]            BUILDING OUR CORE DEPOSIT BASE
           (as reported, before pooling restatements)


                             [graph]

[graph]          CULTIVATING LENDING RELATIONSHIPS
           (as reported, before pooling restatements)


                             [graph]

[graph]            EXCEPTIONAL TOP-LINE GROWTH
              ANNUAL GROWTH RATES ON RESTATED NUMBERS


     [graph]                                      [graph]

                              GOLD
                              PEER

     [graph]                                      [graph]

[graph]             STRONG INTERNAL GROWTH
                        LOANS AND DEPOSITS



INTERNAL LOAN GENERATION   1996       1997     1998       1999

BEGINNING TOTAL LOANS              202,630  346,165    734,116
NEW LOANS GENERATED
  INTERNALLY                        68,229   69,518    146,551
    -- GROWTH RATE                     34%      20%        20%

NEW LOANS THROUGH
  ACQUISITIONS                      75,306  318,433     65,583

TOTAL LOANS,
  AS REPORTED           202,630    346,165  734,116    946,251



INTERNAL DEPOSIT
  GENERATION               1996       1997     1998       1999

BEGINNING TOTAL DEPOSITS           255,656  419,139    926,687
NEW DEPOSITS GENERATED
  INTERNALLY                        57,712   85,483    119,694
    -- GROWTH RATE                     23%      20%        13%

NEW DEPOSITS
  THROUGH ACQUISITIONS             105,771  422,065     40,156

TOTAL DEPOSITS,
  AS REPORTED           255,656    419,139  926,687  1,086,537

Numbers are estimated based on loan and deposit totals by subsidiary

[graph]                SAFEGUARDING ASSET QUALITY
                   NONPERFORMING ASSETS TO TOTAL ASSETS
                (as reported, before pooling restatements)


                              [graph]

[graph]              SAFEGUARDING ASSET QUALITY
                 NET CHARGE-OFFS TO AVERAGE LOANS
             (as reported, before pooling restatements)


                             [graph]

[graph]              PEER GROUP PRICE PERFORMANCE
           (all publicly traded commercial banks $1 billion
                      to $5 billion in assets)


                          GOLD BANC    PEER MEDIAN

Assets                    1,407,379      1,719,334

Deposits                  1,086,537      1,310,602

Core ROA                       1.07           1.13

Core ROE                      14.63          13.96

Non-int income/
  Net interest income         43.6%          23.4%

NPA/Assets                    0.39%          0.34%



PRICING RATIOS:

Price/1999 Earnings            8.83          11.60
Price/2000 Earnings (est.)     6.68          10.13
Price/2001 Earnings (est.)     5.77           9.03

Price/Book Value             137.2%         158.1%

All prices as of April 20, 2000; data as of December 31, 1999.

[graph]          FIRST QUARTER 2000 HIGHLIGHTS

-    CLOSED THREE ACQUISITIONS, ADDING $1.15 BILLION IN ASSETS
     IN MISSOURI, OKLAHOMA AND FLORIDA;
          - one-time pooling cost of $7.85M, after tax, for these deals.

-    DOUBLE-DIGIT GROWTH IN OPERATING EARNINGS;
          - $0.19 EPS for the quarter versus $0.14 for 1Q99;
          - Without acquisitions, EPS was $0.22 for the quarter, versus $0.18 reported for 1Q99 (22% growth).

-    ROA OF 1.10% AND ROE OF 16.20%.

[graph]           FIRST QUARTER 2000 HIGHLIGHTS
               RECORD ASSETS, EARNINGS AND GROWTH


                                   AS REPORTED

                   MARCH 31,  DECEMBER 31,
                     2000        1999          CHANGE        %
                        (unaudited)

Assets (2)        $2,559,163  $1,407,379    1,151,784      81.8%

Loans              1,855,263     946,250      909,013      96.1%

Deposits           2,028,994   1,086,537      942,457      86.7%

Equity (2)           165,750      87,014       78,736      90.5%

                   THREE MONTHS ENDED
                       MARCH 31,
                   2000         1999           CHANGE        %
                     (unaudited)

Net interest
  income          $ 24,217    $  9,686       $ 14,531     150.0%

Non-interest
  income             8,304       3,311          4,993     150.8%

Net income before
  one-time merger
  chgs            $  7,068    $  3,082       $  3,986     129.3%

                           OUR FUTURE

                 GOLD BANC IN THE NEW MILLENNIUM


                             [graph]

                            GOLD BANC SM

[graph]              GOLD BANC CORPORATION
                    ORGANIZATIONAL STRUCTURE

                       ______________________
                      /                     /
                      /      Gold Banc      /
                      /        Corp.        /
                      /_____________________/
                                /
                                /
                   (Financial Holding Company)
                                /
                                /
         _________________________________________________
        /                       /                        /
        /                       /                        /
 ________________        ________________         ________________
/               /       /               /        /               /
/     Gold      /       /     Gold      /        /     Gold      /
/   Financial   /       /   Community   /        / Technologies  /
/    Services   /       /    Banking    /        /               /
/_______________/       /_______________/        /_______________/

[graph]                  GOLD COMMUNITY BANKING

- PRODUCTS AND SERVICES:
     - Loans, deposits, Internet banking

- CUSTOMERS HAVE ACCESS TO COMMUNITY BANKING:
     - in person (financial service centers);
     - by telephone (with personal service);
     - on the Internet (www.goldbankonline.com).

- LOCAL DECISION MAKERS

- HOW ARE WE DOING ??

[graph]            GOLD FINANCIAL SERVICES

- PRODUCTS AND SERVICES:
     - Retail brokerage, institutional sales, insurance, trust, investment advisory, asset management

- CUSTOMERS HAVE ACCESS TO FINANCIAL SERVICES:
     - in person (financial service centers);
     - by telephone (personal service);
     - on the Internet (www.goldbankonline.com).

- HOW ARE WE DOING ??

[graph]             GOLD FINANCIAL SERVICES
                        1999 HIGHLIGHTS

- TRUST SERVICES: APPROXIMATELY $300M IN ASSETS UNDER MANAGEMENT
  ($200M DISCRETIONARY); $2.2M IN GROSS REVENUE.

- ASSET MANAGEMENT: $3.6M IN GROSS REVENUE.

- RETAIL BROKERAGE: APPROXIMATELY $600K IN GROSS REVENUE.

- INSURANCE:  APPROXIMATELY $4.6M IN PREMIUMS WRITTEN.

[graph]         GOLD FINANCIAL SERVICES
             HISTORICAL TOP LINE REVENUE GROWTH

       INSURANCE
        [graph]

                                             BROKERAGE
                                              [graph]
         TRUST
        [graph]

[graph]             GOLD TECHNOLOGIES
                OUR E-COMMERCE STRATEGY

- WE ARE CREATING MULTIPLE PARTNERSHIPS TO POSITION GOLD TO
  PROVIDE A VARIETY OF BUSINESS-TO-BUSINESS SERVICES.

- THIS STRATEGY ENCOMPASSES A PLATFORM FOR ELECTRONIC
  PROCUREMENT, FULFILLMENT, ELECTRONIC BILL PAYMENT AND
  PRESENTMENT AND BUYING AND SELLING PROCESSES, A MARKETPLACE
  WHERE OUR CUSTOMERS AND BUSINESSES MAY GO.

[graph]             GOLD TECHNOLOGIES
               BUSINESS-TO-BUSINESS PARTNERSHIPS

- WE ARE CURRENTLY PARTNERING WITH MAJOR SERVICE PROVIDERS TO
  BRING NEW CUTTING EDGE TECHNOLOGY TO GOLD BANC CUSTOMERS;

- WE ARE DEVELOPING OUR OWN B2B INTERFACES TO ROLL OUT TO GOLD
  BUSINESS CUSTOMERS;

- WE SEE OPPORTUNITIES FOR FURTHER AFFILIATIONS, JOINT VENTURES
  AND POTENTIAL ACQUISITIONS OF PROVIDERS OF B2B PRODUCTS AND
  SERVICES.

[graph]             GOLD TECHNOLOGIES
                WE'RE AHEAD OF THE CURVE !!

                          Total Revenue
                      CompuNet Engineering

                             [graph]

[graph]          FORWARD LOOKING INFORMATION

The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame;
(2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.